Exhibit 99.2

SRS TECHNOLOGIES

AND SUBSIDIARY

Condensed Consolidated Balance Sheet

(Unaudited)

Assets	March 2, 2007
Current assets:
Cash and cash equivalents	$2,536,043
Receivables, net	39,785,682
Income tax receivable	1,194,312
Prepaid expenses and other current assets	867,555

Total current assets	44,383,592

Property and equipment, net	4,529,110
Goodwill	1,733,729
Long-term deferred income taxes	1,043,218
Other assets	730,385

$52,420,034

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,411,881
Accrued expenses	11,204,593
Deferred income taxes	2,009,290

Total current liabilities	17,625,764

Stockholders’ equity:
Preferred stock, no par value. Authorized 5,000,000 shares; issued and outstanding 0 shares	—
Common stock, no par value. Authorized 50,000,000 shares; issued and outstanding 2,352,438 shares	7,192,792
Retained earnings	27,764,728
Notes receivable from stockholders	(163,250)

Total stockholders’ equity	34,794,270

$52,420,034

See accompanying notes to condensed consolidated financial statements.

1

SRS TECHNOLOGIES

AND SUBSIDIARY

Condensed Consolidated Statements of Earnings

(Unaudited)

	Six-month period ended
	March 2, 2007	March 3, 2006
Revenues	$82,492,440	65,427,709

Operating expenses:
Contract costs	68,475,314	54,151,506
General and administrative	9,307,082	6,498,259

Total operating expenses	77,782,396	60,649,765

Operating income	4,710,044	4,777,944

Other income (expense):
Interest and other income	93,332	61,190
Interest expense	(863)	(1,019)
Minority interest	(64,380)	(47,588)

Earnings before income taxes	4,738,133	4,790,527

Income tax expense	1,805,105	1,990,381

Net earnings	$2,933,028	2,800,146

See accompanying notes to condensed consolidated financial statements.

2

SRS TECHNOLOGIES

AND SUBSIDIARY

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Six-month period ended
	March 2, 2007	March 3, 2006
Cash flows from operating activities:
Net earnings	$2,933,028	2,800,146
Adjustments to reconcile net earnings to net cash used in operating activities:
Loss on disposal of property and equipment	700	—
Depreciation and amortization	270,049	250,621
Compensation related to stock options	2,873,706	100,916
Changes in operating assets and liabilities:
Receivables	(4,378,942)	(580,096)
Prepaid expenses and other current assets	82,785	(674,634)
Income tax receivable	(195,045)	—
Other assets	(61,913)	(87,740)
Accounts payable	(1,449,151)	(3,163,589)
Income tax payable	—	951,483
Accrued expenses	(625,823)	(3,224,440)
Deferred income taxes	(1,135,114)	—

Net cash used in operating activities	(1,685,720)	(3,627,333)

Cash flows from investing activities:
Purchases of property and equipment	(268,272)	(198,012)

Net cash used in investing activities	(268,272)	(198,012)

Cash flows from financing activities:
Proceeds from stock issuances	226,084	119,728
Repurchase of common stock	(5,703)	(37,803)
Collection of note receivable from stockholder	25,000	319,000

Net cash provided by financing activities	245,381	400,925

Net decrease in cash and cash equivalents	(1,708,611)	(3,424,420)

Cash and cash equivalents at beginning of period	4,244,654	10,113,598

Cash and cash equivalents at end of period	$2,536,043	6,689,178

See accompanying notes to condensed consolidated financial statements.

3

SRS TECHNOLOGIES

AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

March 2, 2007

(Unaudited)

(1)	General Information and Summary of Significant Accounting Policies

SRS Technologies and subsidiary (the Company) perform a wide range of scientific, engineering, and analytical services in the area of national defense for agencies of the U.S. Department of Defense, U.S. Department of Homeland Security, and the National Aeronautics and Space Administration, which are responsible for the development and testing of tactical (battlefield) weapons systems, strategic weapons, defense systems, and space systems.

(a)	Basis of Presentation

The accompanying unaudited condensed consolidated financial statements of the Company have been prepared by management in accordance with U.S. generally accepted accounting principles for interim financial information. Accordingly, certain information and footnote disclosures normally required under U.S. generally accepted accounting principles for complete financial reporting have been condensed or omitted. Therefore, the accompanying unaudited condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements as of and for the year ended August 31, 2006. In the opinion of management, all adjustments, consisting solely of normal recurring adjustments necessary for a fair presentation of the financial information for the periods indicated, have been included. The results of operations for the six months ended March 2, 2007 are not necessarily indicative of the results to be expected for the entire fiscal year ending August 31, 2007.

(b)	Revenue Recognition

Revenue from contract services is earned under cost reimbursement and fixed-price-type contracts. The average term of the contracts entered into by the Company is approximately two years. Revenue from cost reimbursement contracts is recognized as costs are incurred. Revenue from fixed-price contracts is recognized under the percentage-of-completion method, whereby contract costs are expensed as incurred and revenues are recorded based on the ratio of costs incurred to total estimated costs at completion. If the estimate of total contract costs results in a loss, a provision is made currently for the total loss anticipated at completion of the contract. Unbilled revenue on contracts represents revenue recognized on contracts for which billings had not been presented to the customer because the amounts were not billable as of the condensed consolidated balance sheet date.

(c)	Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

4	(Continued)

SRS TECHNOLOGIES

AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

March 2, 2007

(Unaudited)

(d)	Stock Option Plans

Prior to the fiscal year ended August 31, 2006, the Company applied the intrinsic-value-based method of accounting prescribed by Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations including Financial Accounting Standards Board Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB Opinion No. 25, issued in March 2000, to account for its fixed-plan stock options. Under this method, compensation expense was recorded on the date of grant only if the current market price of the underlying stock exceeded the exercise price. FASB Statement No. 123, Accounting for Stock-Based Compensation (Statement 123), established accounting and disclosure requirements using a fair-value-based method of accounting for stock-based employee compensation plans. Prior to August 31, 2006, as allowed by Statement No. 123, the Company has elected to continue to apply the intrinsic-value-based method of accounting described above and has adopted only the disclosure requirements of Statement 123, as amended by FASB Statement No. 148, Accounting for Stock-Based Compensation Transition and Disclosure an amendment of FASB Statement No. 123.

Effective September 1, 2006, the Company adopted FASB Statement No. 123 (R), Shared-Based Payment (Statement 123 (R)). This statement replaces Statement 123 and supersedes APB No. 25. Statement 123 (R) requires that all stock-based compensation to be recognized as an expense in the financial statements and that such cost be measured at the fair value of the award. This statement was adopted using the prospective method of application, which requires the Company to recognize compensation cost on a prospective basis. Therefore, prior years’ financial statements have not been restated. Under this method, the Company is not recording stock-based compensation expense for awards granted prior to, but not yet vested as of September 1, 2006. For stock-based awards granted after September 1, 2006, the Company recognized compensation expense based on estimated grant date fair value using the Black-Scholes option pricing model.

In a change from previous standards, Statement 123 (R) also requires that excess tax benefits related to stock option exercises be reflected as financing cash inflows. The Company recorded $0 of excess tax benefits related to stock options exercises in the six-month period ended March 2, 2007 and March 3, 2006. Share-based compensation cost that has been included in income from continuing operations amounted to $2,873,706 and $100,916 for the six months ended March 2, 2007 and March 3, 2006, respectively.

(2)	Receivables

Approximately 77% and 67% of the Company’s revenues resulted from contracts with the U.S. Government during the six months ended March 2, 2007 and March 3, 2006, respectively.

5	(Continued)

SRS TECHNOLOGIES

AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

March 2, 2007

(Unaudited)

A summary of receivables is as follows:

March 2, 2007
U.S. Government:
Amounts due currently	$29,981,008
Unbilled retainage	881,039

30,862,047

Prime contractors to U.S. Government:
Amounts due currently	7,643,415
Unbilled receivables	103,952
Unbilled retainage	450,198

8,197,565
Trade and other, net	726,070

Gross receivables	39,785,682

Receivables	$39,785,682

Unbilled receivables consist principally of amounts to be billed and collected within one year. The U.S. Government and prime contractors retain a portion of the contract fee earned by the Company until contract completion and audit by the Defense Contract Audit Agency (DCAA). Such amounts are included in unbilled retainage and are billable upon completion of the DCAA audit. All the amounts unbilled at March 2, 2007 of the total unbilled retainage are estimated by the Company to be collectible after one year.

As of March 2, 2007, the Company recorded billings in excess of costs of $1,841,347. The amount is included in accrued expenses.

(3)	Line of Credit

The Company maintains a line of credit with a commercial bank that was entered into in February 2002 and which currently provides for borrowings of up to $13,000,000. The agreement expires in February 2008 and bears interest at the bank’s reference rate or LIBOR plus 2%, which is payable monthly. The credit line is secured by the Company’s receivables and contains certain restrictive financial covenants. In addition to the line of credit, the commercial bank also has agreed to issue letters of credit on behalf of the Company not to exceed $1 million in the aggregate. Under the terms of the credit agreement, the Company may not declare or pay any dividend or distribution, either in cash, stock, or any other property, without prior written consent of the bank. The Company also may not make any loans or advances or extend credit to any third person except for credit extended in the ordinary course of business. There was no balance outstanding under the line of credit agreement and there were no letters of credit outstanding at March 2, 2007 (see note 6).

6	(Continued)

SRS TECHNOLOGIES

AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

March 2, 2007

(Unaudited)

(4)	Stock Options

During 1998, the Board of Directors approved and adopted a new nonqualified stock option plan, known as the SRS Technologies, Inc. 1998 Stock Incentive Plan (Incentive Plan), to replace the Company’s prior stock option plan, which had expired. A total of 330,000 shares of common stock may be issued under the plan within ten years of plan inception at an exercise price of not less than 85% of the fair market value on the date of grant. All stock options are exercisable over a period determined by the Board of Directors or at a rate of at least 20% per year over a period of five years from the date of grant. These options can expire from two years to ten years from the date of grant. At March 2, 2007, there were 54,533 shares available for grant under this plan.

The per share weighted average fair value of stock options granted under the Incentive Plan was $67.33 during the six-month period ended March 2, 2007, on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: expected dividend yield of 0%, risk-free interest rate of 4.69%, expected volatility of 17.4%, and an expected life of 2.8 years for the Incentive Plan.

The following weighted-average assumptions were used for options granted under the Incentive Plan during the six-month period ended March 2, 2007.

Expected dividend yield: The Black-Scholes option pricing model requires an expected dividend yield as an input. The Company has not been consistent in issuing dividends in the past years. As such, the dividend yield used in valuations for options granted during six months ended March 2, 2007 was zero.

Risk-free interest rate: The risk-free rate for the expected life of the option is based on the 3-year U.S. Treasury yield curve in effect at the time of grant.

Expected volatility: The expected volatility of the options granted was estimated based on the historical volatility of similar public entities for which the share price information is available.

Expected life: The expected life of options granted during the six months ended March 2, 2007 was determined by using historical exercise patterns.

A summary of the option activities of the Incentive Plan is as follows:

	Number of shares	Weighted average exercise price
Outstanding at August 31, 2006	27,427	$14.93
Options granted	42,678	16.17
Options exercised	(15,465)	14.62

Outstanding at March 2, 2007	54,640	15.98

7	(Continued)

SRS TECHNOLOGIES

AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements

March 2, 2007

(Unaudited)

At March 2, 2007, 54,640 stock options were exercisable with exercise prices ranging from $12.25 to $16.17 with a weighted average remaining contractual life of 2.4 years.

During 2005, the Company provided financing to an executive in connection with the exercise of stock options. The borrowing, which is payable on April 28, 2009, bears interest at a fixed rate of 5.75%, which is paid annually, and had a balance of $163,250 as of March 2, 2007. The recourse note is secured by the related common stock of the Company, and the personal assets of the borrower can be pursued by the Company for collection purposes, if necessary.

(5)	Contingencies

Substantially all payments to the Company on contracts are provisional payments, which are subject to adjustment upon audit by the DCAA. Audits of SRS Technologies through 2004 have been completed. The Company is currently undergoing an audit by the DCAA to which preliminary audit findings have been communicated to the Company. Based on the identified issues, the Company recorded a reduction in revenue in fiscal year 2006 of approximately $780,000, of which approximately $329,000 is related to revenue earned on contracts in fiscal year 2005. The Company is continuing to defend its position and the DCAA is in the process of reviewing and reassessing, if necessary, its preliminary findings. In the opinion of management, the finalized audits for 2005 and 2006 are not expected to result in additional adjustments having a material adverse effect on the Company’s financial position, results of operations, or liquidity.

The Company is subject to other legal proceedings and claims, which arise in the ordinary course of its business. Although occasional adverse decisions (or settlements) may occur, the Company believes that the final disposition of such matters will not have a material adverse effect on the consolidated financial position, results of operations, or liquidity of the Company.

(6)	Subsequent Events

On May 3, 2007, the Company declared dividends of $4.50 per share of common stock.

On May 7, 2007, all outstanding equity interests in the Company were acquired by ManTech International Corporation (ManTech) for $195 million in cash. Approximately $36 million of the purchase price was placed into escrow for up to three years to satisfy potential indemnification obligations of the Company and its shareholders.

On May 8, 2007, the Company cancelled the line of credit agreement with a commercial bank, which provided for borrowings of up to $13,000,000 (see note 3).

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